                                                                    Exhibit 4.3

NUMBER                                                  SHARES
MP

INCORPORATED UNDER THE LAWS                             SEE REVERSE FOR
OF THE STATE OF DELAWARE                                CERTAIN DEFINITIONS

                                                        CUSIP 584690 30 9

THIS IS TO CERTIFY THAT


IS THE OWNER OF


       FULLY-PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                            $.014 PAR VALUE, OF

                    MEDICIS PHARMACEUTICAL CORPORATION

                           CERTIFICATE OF STOCK

(hereinafter called the "Corporation") transferable on the books of the Corporation by said owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers:


Dated:
                              Authorized Signature

/s/                                             /s/
- ------------------------------                  ------------------------------
         CHAIRMAN                               ASSISTANT TREASURER

                    [Medicis Pharmaceutical Corporation Seal]

        The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

        This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement, dated as of August 17, 1995, between Medicis Pharmaceutical Corporation and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Medicis Pharmaceutical Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Medicis Pharmaceutical Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) may become null and void.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM -- as tenants in common  UNIF GIFT MIN ACT________  Custodian________
  TEN ENT -- as tenants by the entireties          (Cust)            (Minor)
  JT TEN  -- as joint tenants with          under Uniform Gifts to Minors
             right of survivorship and      Act______________________________
             not as tenants in common                     (State)

   Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED__________________HEREBY SELL, ASSIGN, AND TRANSFER UNTO

  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
  --------------------------------------
  --------------------------------------

  -----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------------
  -----------------------------------------------------------------------shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  _____________________________________________________________________Attorney
  to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      -----------------------------------------------------

      -----------------------------------------------------
         THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
NOTICE: THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed:
- ----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBER-
SHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.